UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23127)

GoodHaven Funds Trust
(Exact name of registrant as specified in charter)

374 Millburn Avenue, Suite 306
Millburn, New Jersey 07041
(Address of principal executive offices) (Zip code)

Larry Pitkowsky
374 Millburn Avenue, Suite 306
Millburn, New Jersey 07041
(Name and address of agent for service)

305-677-7650
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2022

Item 1. Report to Stockholders.

(a)

Annual Report
November 30, 2022

GoodHaven Fund
Ticker:  GOODX

GoodHaven Capital Management, LLC

GoodHaven Fund

Table of Contents

Shareholder Letter	1
MOI Global Interview	10
Portfolio Management Discussion and Analysis	20
Sector Allocation	24
Historical Performance	25
Schedule of Investments	26
Statement of Assets and Liabilities	29
Statement of Operations	30
Statements of Changes in Net Assets	31
Financial Highlights	32
Notes to Financial Statements	33
Report of Independent Registered Public Accounting Firm	42
Expense Example	43
Approval of Investment Advisory Agreement	45
Statement Regarding Liquidity Risk Management Program	48
Trustees and Executive Officers	49
Additional Information	51
Privacy Notice	53

GoodHaven Fund

PERFORMANCE as of November 30, 2022

						Since
		2 Years	3 Years	5 Years	10 Years	Incept. [1]
	1 Year	Annualized	Annualized	Annualized	Annualized	Annualized
	Ended	as of	as of	as of	as of	as of
	11/30/22	11/30/22	11/30/22	11/30/22	11/30/22	11/30/22
GOODX	-3.02%	14.16%	12.04%	8.14%	4.86%	5.81%
S&P 500 Index [2]	-9.21%	7.75%	10.91%	10.98%	13.34%	12.31%
Wilshire 5000
Total Market Index	-13.60%	3.52%	8.17%	8.07%	10.56%	9.48%
HFRI Fundamental
Growth Index [3]	-15.91%	-1.00%	4.88%	3.14%	4.63%	3.04%
HFRI Fundamental
Value Index [3]	-5.41%	6.25%	7.78%	5.53%	6.75%	5.65%
CS Hedge Fund Index [3]	2.89%	6.49%	5.69%	4.41%	4.38%	3.85%

[1]	The Fund commenced operations on April 8, 2011.
[2]	with dividends reinvested
[3]
Hedge Fund Index performance figures are supplied on a month end basis and are provided for illustrative purposes as a broad equity alternative asset class only. Accordingly, “since inception” hedge fund index performance figures reflect a start date of 3/31/11 and an end date of 11/30/22. Source: Bloomberg Terminal

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (855) OK-GOODX or (855) 654-6639. The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days of purchase. Performance data for an individual shareholder will be reduced by redemption fees that apply, if any. Redemption fees are paid directly into the Fund and do not reduce overall performance of the Fund. The annualized gross expense ratio of the GoodHaven Fund is 1.10%.

“Bad companies are destroyed by crisis, good companies survive them, great companies are improved by them.”
— Andy Grove

January 5, 2023

2022 was a year many investors would like to forget. A recent Financial Times (FT) headline captures the mood “Global stocks set to post worst year since 2008 financial crisis.”

Our un-hedged portfolio fared much better than the averages, for our fiscal year we were down 3.02% versus the S&P’s decline of 9.21%. Our opinion of our performance this fiscal year is “decent.” Our view of our holdings’ recent underlying business results is strong and we expect strong long-term portfolio returns from recent price levels.

GoodHaven Fund

This also marks the end of year three for GoodHaven 2.0. The last three years have captured a lifetime of economic, geopolitical and societal surprises, challenges, tragedies, and yes plenty of opportunities. This period saw: low interest rates, soaring interest rates, modest inflation, high inflation, modest energy prices, strong energy prices, a tragic pandemic, a shocking war, a global partial economic shutdown, a capital markets crisis’ and collapse, massive fiscal and monetary stimulus, soaring stock markets, sector crashes of market areas previously the most popular—and more.

Our report card covering this period – from 12/01/19 - 11/30/22 was an increase of 40.66% versus the S&P’s up 36.35%. By the way, we have also not had to pay a capital gains dividend distribution during this period. We are pleased, but not satisfied, with those longer-term results and to have achieved them with a portfolio that we think has less risk than the market.

While we have regained much relative ground versus the S&P 500 for our historic returns, more work remains. We strive for strong, long-term returns on a relative and absolute basis through our concentrated portfolio ownership of high-quality businesses with an outsized return potential, all purchased with a significant margin of safety.

The macro backdrop continues to be one of very high inflation and much higher short term interest rates—the Federal Reserve’s primary tool to fight high inflation. Recently, pockets of economic slowdown were evident in certain industries. A return to more normal interest rates after a prolonged period of very low interest is something we had previously written about, should not be shocking and while impactful to all asset values (and especially more speculative investments) is not an existential problem.

We’ve previously written about how difficult it is to consistently predict short-term macro-economic trends, market moves, recessions and how easy it is to sound clever by being overly negative in one’s outlook. Charlie Munger said it well recently via The Australian Financial Review article on July 12, 2022:

“The business partner of Berkshire Hathaway chairman Warren Buffett, Munger’s investment philosophy is to look beyond the short-term economic fluctuations and target excellent businesses for long-term ownership. “I don’t pay much attention to macroeconomic trends,” he says. “Like the weather, I just ignore the weather. I just try to invest whatever capital I have as best I can and take the results as they fall. I just seize whatever opportunities I can and I hope I get my share. I’m just trying to invest my own money and Berkshire’s money sensibly. All these people that are blabbering on television don’t think the way that I do.” Inflation and aggressive central bank interest rate rises are the top concern of many global investors, but the 98-year-old is not overly concerned. “I’m always aware of it, but it doesn’t stop me from operating,” Munger says. “I’m 98 ½ years of age, and I’ve seen a lot of inflation. I intend to live through inflation. I’ve lived through a lot of it already in my long life. It doesn’t discourage.”

GoodHaven Fund

We do not think active trading and market timing work well either as a big picture strategy. To quote a recent UBS report: “Since 1960, a strategy that waited for a 10% correction before buying the S&P 500, and then sold at a new all-time high, would have underperformed a buy-and-hold strategy by 80 times.”1

We are contrarians by nature. Prior experience and a study of the history of markets shows how often the crowd is wrong at the extremes (in either direction) about markets, and sometimes companies. Markets are also forward looking, and market inflection points often occur ahead of actual underlying economic progress. While being a contrarian by itself is not an investment strategy for us, it’s hard not to be startled and then be optimistic by some of the recent sentiment—well summarized below and in the subsequent chart/graph:

By Sagarika Jaisinghani
(Bloomberg October 2022) — Investors are flocking to cash and shunning almost every other asset class as they turn the most pessimistic since the global financial crisis, according to Bank of America Corp. strategists. Cash had inflows of $30.3 billion, while global equity funds saw outflows of $7.8 billion in the week through Sept. 21, the bank said in a note, citing EPFR Global data. Bond funds lost $6.9 billion, while $400 million left gold, the data showed. Investor sentiment is “unquestionably” the worst it’s been since the crisis of 2008, with losses in government bonds being the highest since 1920, strategists led by Michael Hartnett wrote in the note. They see cash, commodities and volatility continuing to outperform bonds and stocks, with Bank of America’s custom bull and bear indicator returning to the maximum level of bearishness.

Chart 1: Relative positioning in stocks vs bonds now lowest since 2009
Net % of FMS overweight equities – bonds

Source: BofA Global Fund Manager Survey
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[1]	Vincent Heaney, UBS Strategist and thanks to our friend Ali Kay of KIDS Capital

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TABLE OF TOP 5 CONTRIBUTORS & DETRACTORS ($’s) FOR THE FISCAL YEAR

Contributors (11/30/21 – 11/30/22)	Detractors (11/30/21 – 11/30/22)
Berkshire Hathaway Inc. – Class B	Alphabet Inc. – Class C
Devon Energy Corp.	KKR & Co. Inc.
Progressive Corp.	Meta Platforms Inc.
Goldman Sachs Group Inc.	Global Industrial Company
Hess Midstream LP – Class A	Lennar Corp. – Class B

Alphabet was our biggest dollar detractor by far, after having been a top gainer in many prior periods. As a top holding in our portfolio, its price movement will often impact overall performance in either direction. In our last letter we said:

“We’ve owned Alphabet for many years and for almost all of that time have been expecting growth to moderate. We’ve been happily proven wrong so far but that expectation remains. As many companies in the tech/venture capital world retrench and possibly reduce their spending on digital advertising, we would not be surprised to see this negatively impact Alphabet’s growth.”

Slower growth at Alphabet is now here. In Q3 2022 revenues (f/x neutral) were up 11% (YOY) while operating earnings declined. Similar to some of their tech peers, Alphabet was over-earning during the COVID recovery and recent growth trends have normalized. Although it is important for Alphabet to continue to invest in attractive growth opportunities like YouTube and Google Cloud and defend its existing moats, it must also right size its costs to align with the current operating environment. While management has partially recognized this, more needs to be done. A recent and thoughtful public letter to Alphabet’s management and Board from TCI’s Chris Hohn is worth reading:

https://www.tcifund.com/files/corporateengageement/alphabet/15th%20November%202022.pdf

We think Alphabet’s core business remains strong, very profitable and with many years of growth ahead of it - if we had secular worries about the long-term it would not be a large holding. The cost challenges are within their control to address. While trading in and out of a great business to try and add to long-term returns by avoiding all drawdowns sounds appealing it’s usually detrimental to long-term returns. By the way, the fact that our second biggest holding was down about 28% during the period (while the overall portfolio was down 3%) tells you a bit more about the performance of the rest of the portfolio. Alphabet currently trades at a forward 2024 P/E of 15x and 14x net cash.2

Our next biggest detractor was our successful holding in KKR. While KKR navigates a changing climate of higher interest rates and the to be expected periodic mark-to-market declines in some of its holdings, we continue to like the long-term
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[2]	After this letter was finished but before the annual report was issued, Alphabet announced layoffs of approximately 12,000 jobs

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outlook and added to our KKR holdings during the period. KKR recently reported total AUM of $496 billion, doubling in two years, with perpetual capital making up 38% of total AUM, and dry powder of $113 billion that they can deploy during market dislocations. The pace of AUM growth has slowed from its peak but the company raised $13 billion in the most recent quarter and $84 billion in the last twelve months. Distributable earnings, which includes realized performance fees, were approximately $4.50 per share in the last twelve months The current valuation implies a high single digit multiple to its core asset management business, which is a significant discount to its peers that are more balance sheet light. KKR continues to have high insider ownership and is also aligned with their clients as the company continues to reinvest alongside them in their own funds. We also don’t think the recent trend by large investors of allocating more investments to “alternative investments” as an asset class is done and the runway for growth is significant over the next few years from insurance companies and high net worth clients. We also note that New York State/City’s pension plans’ recent move to potentially increase alternative allocations from 25% to 35% was just approved.3

While we don’t think either Alphabet or KKR experienced any noticeable decline in underlying business value during the period the same cannot be said for our final detractor, our recently purchased Meta Platforms (formerly Facebook Inc). Here our thesis has so far been wrong. While we kept Meta as a smaller holding by design, the competitive landscape and management’s spending decisions remain concerns. Meta has been undergoing a significant product investment across its platforms towards more live video that will increase engagement and better compete with TikTok. However, this has come at the expense of lower monetization in the near-term. TikTok has emerged as a strong competitor, but our research indicates that Meta remains an important way for advertisers to reach a wide audience and an attractive platform for content creators. We will continue to monitor the situation closely though the recent stock price and expectations do not appear to price in the optionality of a meaningful improvement despite Meta’s past track record of profitable market share growth and more recent internal efforts to reduce expenses and improve efficiencies.

Our biggest gainer in the period was our largest holding Berkshire Hathaway. Berkshire’s underlying businesses are progressing well. Recently Vice-Chairman (and likely CEO successor) Greg Abel purchased approximately $68 million dollars of Berkshire shares in the open market with good old-fashioned cash of his own (as vs. options). Although this was not a huge shock given he recently sold his minority stake in Berkshire’s energy subsidiary back to Berkshire for a much bigger dollar amount, the structure of the transaction(s) does speak to Berkshire’s unique “ownership” culture. As a reminder, we increased our Berkshire holdings at the height of the COVID (financial) crisis. Berkshire’s insurance/reinsurance divisions are still its largest segment. The Property and Casualty (P&C) industry broadly, including the
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[3]	“NY Raises Cap on Pensions Private Equity, Hedge Fund Assets” Bloomberg 12/27/22

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reinsurance sector, faced serious uncertainty then. Many felt P&C companies would somehow be forced to provide much broader coverage for COVID business related claims, even where policy language seemed to exclude COVID type claims. We concluded otherwise and allocated more capital to Berkshire and the industry under this cloud of uncertainty. Our companies in the sector have subsequently navigated these issues well, and fairly. The courts have mostly upheld policy language as intended. This was a material uncertainty then that is clearer now. The recent trend in reinsurance is for much higher rates – quoting a recent FT headline “Reinsurance costs rise up to 200% as Ukraine war and extreme weather bite.” Reinsurance is a big business at Berkshire and even bigger now post the Alleghany purchase – this trend bodes well.

Our next biggest gainer was Devon Energy. The company has executed well over the past year managing its core acreage portfolio in the Delaware Basin and has accelerated cash distributions via its unique fixed and variable dividend strategy. We have now received approximately $7.14/Share in dividends since Devon instituted their thoughtful capital return framework back in early 2021.4

Our final gainer of note was Progressive Corporation. Our thesis here continues to evolve well with the auto insurance sector, Progressive’s biggest exposure, broadly in need of higher premium rates to offset higher losses. Progressive appears ahead of the pack in implementing such increases and is poised to grow as others play catch up.

Our biggest addition to the portfolio lately was to (over the summer of 2022) materially increase our holdings in Exor.

Here is a review of Exor from a recent interview I did:

“Exor is the Agnelli family holding company run by John Elkann, the grandson of the patriarch, Giovanni Agnelli. The company is well-known for some of its historic large underlying investments, including Fiat Chrysler (now called Stellantis). It is a significant shareholder of Stellantis, Ferrari and CNH, the tractor company. We are not by nature super focused on looking for things trading at discounts to NAV.

We are first looking for situations where we think intrinsic value is moving forward and where there are strong underlying businesses run by good people. We’re not looking for subpar businesses that might be cheap on a sum-of-the-parts basis. Here, we get to potentially have our cake and eat it too, because Mr. Elkann has articulated a very interesting go-forward strategy. The company is clearly focused.

It has just closed the sale of PartnerRe for greater than $8 billion. Cash will be one of the largest positions in the NAV, similar to their Ferrari equity stake, and Exor is doing more in sectors such as healthcare and luxury. Mr. Elkann is
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[4]	Dividends received from March 2021-December 2022 https://investors.devonenergy.com/investors/stock-information/dividend-history/default.aspx

GoodHaven Fund

clearly looking to own high-quality, great companies. He’s articulated it well in his writings, and the topper is you’ve got in excess of a 40% discount to stated NAV with all of that quality and a long-term record of growing NAV at close to 20% between 2009 and 2021—much greater than the benchmark.”

Other additions to the portfolio recently, include RH (discussed previously), Goldman Sachs, and a new position in Academy Sports and Outdoor – both of these positions are working out reasonably well so far.

We’d call your attention to STORE Capital which during the period entered into an agreement to be taken over at a material premium to its then stock price. This is our second holding (Alleghany was the first) this year to enter into an agreement to be purchased. We thank recently appointed CEO Mary Fedewa for her leadership. We expect this transaction to close in early 2023 and may sell shares earlier if better uses for the capital appear.

In the past, we have long observed that underlying business and consumer purchase and expenditure decisions move much more gradually and slowly (and logically) than the volatility exhibited by stock and bond prices. We have always strived to use this disconnect to our advantage. However, we note that in recent periods, actual consumer and business decisions as well as spending patterns are much more volatile than in past years. We don’t think this alters what or how we do things but it is something we think more about.

Along those lines we remind all that as we’ve written for a few years now about the structural makeup of financial markets today; with so much trading day to day dominated by non-fundamental investment strategies, this continues to create enormous price volatility and periodic market dislocations. We have strived to use this dynamic to our long-term advantage, but we are well aware that at some point this makeup of markets is far from ideal.

In closing we’d call your attention to our recently redesigned website (and logo) goodhavenfunds.com. We hope this allows us to convey the firm’s approach, views and philosophy in a clear way to current and prospective investors. While US equity fund investors withdrew $205 billion from funds in 2022 our assets have seen slight inflows and we thank our long-term owners and welcome some new owners.5 Finally, attached after this letter is an interview I recently gave to the thoughtful investor community MOI Global (moiglobal.com). While many of you know the story of GoodHaven and pre-GoodHaven, we thought you might enjoy the interview.

I thank all fellow shareholders for their continued confidence as GoodHaven 2.0 continues to unfold. I also thank our Fund Board of Trustees and our long-time partner and investor Markel for their support and wise counsel.
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[5]	Tania Mitra Citywire December 15, 2022 “Mutual Fund Outflows Top $800 billion for 2022”

GoodHaven Fund

While the letters are often shorter these days, we strive to write less and say more in our correspondences to you.

Stay healthy and safe.

Larry Pitkowsky

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in midcap and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are enhanced in emerging markets. The Fund may invest in REITs, which are subject to additional risks associated with direct ownership of real property including decline in value, economic conditions, operating expenses, and property taxes. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated, non-rated and distressed securities present a greater risk of loss to principal and interest than higher-rated securities.

The opinions expressed are those of Larry Pitkowsky through the end of the period for this report, are subject to change, and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. This material may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and GoodHaven undertakes no obligation to update the views expressed herein. While we have gathered this information from sources believed to be reliable, GoodHaven cannot guarantee the accuracy of the information provided. Any discussions of specific securities or sectors should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information included herein is not an indication of the Fund’s future portfolio composition.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please see the Schedule of Investments for a complete list of Fund holdings.

It is not possible to invest directly in an index. Must be preceded or accompanied by a prospectus.

Margin of safety is a principle of investing in which an investor only purchases securities when their market price is significantly below their intrinsic value.

The MSCI World Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across 23 Developed Markets (DM) countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

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The MSCI World Value Index captures large and mid cap securities exhibiting overall value style characteristics across 23 Developed Markets (DM) countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.

The Wilshire 5000 Total Market Index (full-cap) measures the performance of all U.S. equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index.

HFRI Fundamental Growth strategies employ analytical techniques in which the investment thesis is predicated on assessment of the valuation characteristics on the underlying companies which are expected to have prospects for earnings growth and capital appreciation exceeding those of the broader equity market. Investment theses are focused on characteristics of the firm’s financial statements in both an absolute sense and relative to other similar securities and more broadly, market indicators. Strategies employ investment processes designed to identify attractive opportunities in securities of companies which are experiencing or expected to experience abnormally high levels of growth compared with relevant benchmarks growth in earnings, profitability, sales or market share.

HFRI Fundamental Value Index strategies employ investment processes designed to identify attractive opportunities in securities of companies which trade a valuation metrics by which the manager determines them to be inexpensive and undervalued when compared with relevant benchmarks. Investment theses are focused on characteristics of the firm’s financial statements in both an absolute sense and relative to other similar securities and more broadly, market indicators. Relative to Fundamental Growth strategies, in which earnings growth and capital appreciation is expected as a function of expanding market share & revenue increases, Fundamental Value strategies typically focus on equities which currently generate high cash flow, but trade at discounted valuation multiples, possibly as a result of limited anticipated growth prospects or generally out of favor conditions, which may be specific to sector or specific holding.

CS Hedge Fund Index is an asset-weighted hedge fund index derived from the TASS database of more than 5000 funds. The index consists of funds with a minimum of US $10 million under management and a current audited financial statement. Funds are separated into primary subcategories based on investment style. The index in all cases represents at least 85% of the assets under management in the universe. The index is rebalanced monthly, and funds are reselected on a quarterly basis. Index NAVs are updated on the 15th of each month.

References to other mutual funds should not be interpreted as an offer of these securities. Please see the Schedule of Investments for a full list of fund holdings.

The GoodHaven Fund is distributed by Quasar Distributors, LLC

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MOI GLOBAL INTERVIEW

We had the pleasure of speaking with Larry Pitkowsky, managing partner and portfolio manager of GoodHaven Capital Management. The conversation took place at the end of August 2022.

In the following wide-ranging interview, John speaks with Larry about his path in investing, the investment strategy of GoodHaven, the types of businesses Larry has found particularly rewarding from an investment perspective, his thoughts on portfolio concentration and risk management, and three ideas that illustrate GoodHaven’s investment approach.

John Mihaljevic, MOI Global: It is a great pleasure to welcome to the conversation Larry Pitkowsky, co-founder of GoodHaven Capital Management.

Larry, I look forward to talking about your investment approach, philosophy, and perhaps a few ideas as well. At the outset, would you mind sharing a bit about your path in investing and the genesis of GoodHaven?

Larry Pitkowsky: Thank you for having me, John. Some people love to talk about their life story, and while I don’t, I’m more than happy to do it for you and for the benefit of the MOI folks.

I was an undergraduate student getting a degree in accounting with no real passion for accounting. I developed an interest in the financial markets. I wasn’t exactly sure what to do with it, though it was clear I found it much more interesting than a traditional path into the accounting field.

I decided to become a stockbroker, which I enjoyed a lot. I was able to build up a business and continue to explore what the world and the financial markets held. In the meantime, I self-taught myself security analysis. Along the way, I had a brokerage business. It was a mishmash of all kinds of things. I was very fortunate in that I had as part of the clientele some legendary value investors who were a bit older than me. Somewhere along the way, it dawned on me that I was making suggestions on some arcane ideas to them that they were finding interesting. Instead of suggesting ideas to them, maybe I should try and build an asset management business in some fashion.

I moved around to a firm where I could build a small asset management business while still making a living doing all of my normal brokerage things. I started to build that; then, at some point, I joined Fairholme Capital right after it had started. There, I took with me the asset management business I had built. Along with Keith and Bruce, we built a nice business. We did a very good job for clients and shareholders in the time we were all together – 1999 through 2008, when Keith and I became less involved day to day.

Then the two of us decided we would like to build our own firm and launched GoodHaven with the backing of Tom Gayner and Markel in the spring of 2011. We were very fortunate that when we had the idea to launch GoodHaven, Tom said,

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“Come on down to Hondos in Richmond, Virginia. We’ll have a steak, and we’ll talk about it.” We did, and we’re forever grateful that Markel became our minority partner, and anchor client.

I think we did a very nice job for a while. We had some very solid years with a bit of an uneven period there in the middle. In mid-2019, all of the key people – myself, Keith, Tom Gayner, Dan Gertner, and the team at Markel – were open to making some changes in the structure of GoodHaven. We figured out how to do that in a way that everybody was comfortable with. As 2019 ended, Keith retired from day-to-day activity and remains a supportive minority partner. Around that period, Markel increased the assets we managed for it. I became the majority controlling partner and sole portfolio manager at the very end of 2019. That began what I call GoodHaven 2.0. More recently, in the beginning of 2022, our longtime senior analyst Artie Kwok became a managing director and a minority partner.

I think it’s been an interesting path. I’m very fortunate to have the opportunity that is in front of us. I believe everything that has happened before has provided the opportunity for what is to come as we continue to build GoodHaven 2.0.

MOI: Thank you so much for providing that background. I believe many of our members have been aware of your path and GoodHaven for quite some time. Tom Gayner and Markel are part of the community, so philosophically, there’s a lot of overlap here.

Pitkowsky: Can I do a quick advertisement for Markel?

MOI: Sure.

Pitkowsky: For anybody out there who has a large, profitable, private business that is looking for a home, you should call Tom because our experience through all these different moments with him and the Markel team has been nothing but spectacular. I think that as good as they look from the outside they are better once you get to know them. If anybody thinks they have a large business that Markel Ventures might be a good home for in some fashion, I encourage them to give Tom a call.

MOI: Terrific. I’d love to talk a bit about some of the key principles that will guide GoodHaven 2.0 going forward. How do you see the firm evolving over time?

Pitkowsky: If somebody were to stop me on the street and say, “Could you tell me in a few simple words, without industry jargon, what the heck it is you’re trying to do for clients?” I would say, “We’re in the generating-strong-returns-for-clients-without-taking-a-lot-of-risk business.” You can create a 50-page PowerPoint around that, but that’s the business we’re in. By the way, I think that’s the business most people who are sitting in my shoes are in, or maybe should be.

I joked in a recent letter that somebody once asked how to describe myself to their clients. It was a financial adviser who was going to give us some money. I said, “Smart, honest, and very good-looking.” He said, “No, Larry, I meant what box are you in? Are you SMID? Mid- cap value? Large-cap value or whatever?” I offer that

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little backdrop because I think it’s been very important here at GoodHaven 2.0 to step away from some of the industry jargon and remember what we’re trying to accomplish for clients and ourselves and how and with what risk mentality.

I also think it’s been important – and I’ve tried to write about it the last couple of years – to remember what value investing is and what it is not. Value investing, in my opinion, is the search for investments where you have a large margin of safety between your purchase price and the intrinsic value. It is making sure you remember the markets are there to serve you, not to guide you, to focus on the fundamentals, to be long-term oriented, and then to come back to point number one, which is to invest with a margin of safety. It also is completely consistent with value investing to invest in high-quality companies that earn good returns on capital and are growing and well-managed.

What value investing does not have to be is having a draconian and negative view of the world. It does not necessarily mean you have to buy the cheapest statistical securities available, regardless of their quality. It does not mean you have to have a macro view of everything going on in the world. Those are not necessarily what the tenets of value investing are about.

In a couple of recent letters, I attached a letter I wrote back in 1998 to my then-fledgling clientele talking about owning high-quality companies but with a margin of safety that earn good returns. At GoodHaven 2.0, which started right as the pandemic hit in early 2020, we used that awful moment for our society and the market collapse in that period to try and upgrade the portfolio a bit, keeping some of those things in mind.

MOI: Would you mind expanding on your investment philosophy a little? What are the types of businesses you have historically found most rewarding for your investors?

Pitkowsky: When I’m looking for something for the portfolio, the first thing is whether it is a business that we have an ability to picture what it will look like three, four, five, or seven years down the road. Do we feel we have some understanding of where the business and the industry are headed? That right away rules out a lot of things that you don’t have a view on or shouldn’t really have a view on. I think it’s an enormous mistake in life to have an opinion about everything, especially when you’re investing.

(1) Do we have a view of where the business is headed in the future? (2) Is it a business that earns above-average returns on capital employed and on equity? (3) Is it run by a management team that we feel is treating the shareholders reasonably well?

Then the question is whether you have a view that’s a bit different from everybody else’s. Most of the time, to get an above-average return or performance, it’s nice to find something you have a view on or an insight into that differs somewhat from the market’s. That’s the opportunity.

GoodHaven Fund

Then, you have to say, “That’s all great, but what is the stock market giving me as an entry price?” A lot of the time, it’s not giving you a price that you feel provides you with a margin of safety or will allow you to earn an above-average return, so you stick that on the shelf and say, “That’s an interesting company.” I might say, “Let’s keep an eye on it; who knows?”

That is the type of mindset we’re looking at for the bigger holdings and for most of the portfolio. We will also do an occasional true special situation, arbitrage and liquidations, distressed debt, a workout of some sort where those all of those quality things don’t align but there’s an attractive return we think we’re going to earn with a margin of safety due to some idiosyncratic situation.

What we’re trying to avoid is what I would call – with my undue sophistication – the stuff in the middle. We’re trying not to put together a portfolio of somewhat statistically cheap, not- great businesses run by not-great people but where the entry price in relation to earnings and free cash flow looks good. We’d rather not have it. We’d rather be patient and put together a portfolio of above-average businesses run by above-average people but still with a material margin of safety or something that’s truly a special situation. We’re trying to avoid all this stuff in the middle. In the last couple of years, we’ve been able to do that.

By the way, the GoodHaven Fund put out its semiannual report very recently. Though I’m not super obsessed with short-term numbers, for the last six months, a year, two years, and since we did the reorganization, we’re ahead of the S&P, in some of those periods by a material amount. We’ve still got work to do to improve our since-inception numbers, but we’ve regained a lot of ground and will continue to stay at it.

MOI: Maybe it would be instructive to discuss a couple of ideas that illustrate the approach, if you don’t mind. Anything you’d care to talk about today?

Pitkowsky: Before I do that, John, I want to add in a couple of other tenets or process things that I consider very important. One, when I look at the portfolio today, we’re trying to have our cake and eat it, too. The portfolio is trading at a much lower PE multiple than the S&P with much better growth characteristics. We do try and concentrate.

Concentration is important to us. In the public fund, the top 10 holdings are above 60% of the portfolio. We are wired for concentration. The way I see it, you either are or aren’t. The price volatility that comes with concentration does not bother us. I’m much more comfortable knowing a lot about a smaller number of things and trying to make great ideas work.

We have tried to renew our focus on some other things at GoodHaven 2.0. As Peter Lynch said, it’s a huge mistake to “water the weeds and cut the flowers.” There are a lot of bad sayings on Wall Street, but “you can’t go broke taking a profit” is one of the worst. Lots of people do not get the long-term result from a good business they find because they sell it along the way. We’ve done some of that in the past. I was there in the room, but I’m trying to remind us that we’ve got to be very careful about

GoodHaven Fund

doing that. A lot of times, being patient over long periods of time – as long as the business continues to deliver – is how you make exceptional returns.

The business of constructing a portfolio is not an IQ contest. There’s a lot more art than science involved. Everybody gets news right away. Even things like expert networks are very widely disseminated, and financial statements are immediately disseminated. The decision-making, how you read the tea leaves, how you find an occasional insight about where the puck is going in a certain industry of business, how you put that into practice , and how you construct the portfolio size-wise – these are very important things.

Idea-wise, it’s interesting. First, we’ve had some material exposure in and around the housing market for a while. In the fall and winter of 2018, we made some of our first purchases in Miami-based Lennar (NYSE: LEN), the second-largest public homebuilder. What we saw then was a business we thought was becoming better, so to speak. We thought there was going to be an eventual plan to become a more asset-light company, to focus on having less owned land, more option land, trying to improve the returns on capital and on equity, and bring down the leverage (Lennar had additional debt from the acquisition of CalAtlantic). We also thought there was a potential tailwind as single-family housing in the United States was underbuilt. We also thought the management team was the best in the business – Stuart Miller as a founder and Chairman, Rick Beckwitt, and Jon Jaffe as co- Presidents.

We made it a reasonable-sized holding. We focused on the Lennar B shares, which are ironically super-voting shares. They have a ten-for-one vote, and yet they consistently traded at around a 20% to the A shares because they’re not quite as liquid. That worked very well. We wrote to clients and shareholders over a year ago and we said something like, “It’s the summer of 2021, and the single-family housing market in the United States is rocking and rolling, but we’re telling you now, one of these days, it’s going to slow. When it happens, that is not the time to reassess how we feel about having Lennar as an important holding. That time is now, while there’s euphoria and the headlines are great. We’re telling you we’re willing to own it through the cycle.”

By the way, I don’t have some special love for the housing sector. If you were to go read my friend Roger Lowenstein’s wonderful book The End of Wall Street, he retold a story I told him about our suspicions –which proved founded – about the speculation in the housing market before the Great Financial Crisis. It’s not like it’s an industry I have some predilection to love, but I think it has changed. In the case of Lennar today, if you were to say to yourself, “Let’s assume deliveries, average selling prices all come down in the high single digits next year from where they’ve been recently. Let’s assume gross margins go back down to the mid-20s from the high 20s. What might the company earn?” Well, it might earn $12.00 instead of $16.00 bucks a share this year.

At the end of the day, everything depends on what the stock price is. Lennar B shares are trading at $62.00. Even if you’ve got a material slowdown – which is

GoodHaven Fund

obviously happening, as we said it would a year ago – the stock still looks very attractive from here. The company has done better than we ever thought as far as its move to a more land-light strategy which has the benefit of providing downside protection in a weaker environment. Optioned land is now over 60% of the total supply of homesites versus half of that at the end of 2019. Lennar has repurchased stock opportunistically, and it’s going to spin off by around year-end some non-core assets, which should improve the return on equity and capital even further.

This has been a winner for us. I think it is emblematic of the types of things we look for and is as interesting today as it was then.

Another idea that is interesting today is Exor (Italy: EXO), the Agnelli family holding company run by John Elkann, the grandson of the patriarch, Giovanni Agnelli. The company is well-known for some of its historic large underlying investments, including Fiat Chrysler (now called Stellantis). It owns a big part of that and a big part of Ferrari and CNH, the tractor company.

We are not by nature super focused on looking for things trading at discounts to NAV. We are first looking for situations where we think intrinsic value is moving forward and where there are strong underlying businesses run by good people. We’re not looking for subpar businesses that might be cheap on a sum-of-the-parts basis.

Here, we get to potentially have our cake and eat it, too, because Mr. Elkann has articulated a very interesting go-forward strategy. The company is clearly focused. It has just closed the sale of PartnerRe, so it has an enormous amount of cash. Cash might now be as big of a part of NAV as the Ferrari stake is, and Exor is doing more in sectors such as healthcare and luxury. Mr. Elkann is clearly looking to own high-quality, great companies. He’s articulated it well in his writings, and the topper is you’ve got in excess of a 40% discount to stated NAV with all of that quality and a long-term record of growing NAV at close to 20% between 2009 and 2021 – much greater than the benchmark.

We like all of the qualitative attributes. Mr. Elkann has proven himself over the last couple of decades, we like where he’s headed with the business and capital, and it’s cheap in a very material way.

Lastly, over the last couple of months, we bought some shares in Goldman Sachs (NYSE: GS). We’ve had some wonderful experience in this sector. We’ve been a large owner of Jefferies for quite a while, and I’m an enormous fan of Rich Handler and what he’s done and continues to do. It’s a top holding for us.

We have an understanding of the industry – besides having been in the industry – and we decided to add Goldman recently. For many years, the return on equity at Goldman has been somewhat lackluster. David Solomon and management recently articulated that their goal is to get return on equity and return on tangible equity to between 14% and 16% and 15% and 17% in the not-so-distant future. They are focused on expanding the wealth management platform and have made a lot of investments in the consumer bank. We’ll see how that goes. Now, they’re also

GoodHaven Fund

focused on expanding the asset management business. They’ve laid out a path to improve the return on equity. We were able to buy shares at what we think looks like probably a little less than what tangible book value will be at the end of the year.

It’s obviously a dominant, strong banking and trading franchise which has been going through a period of lower profitability than you’ve had over the last couple of years, which is perfectly normal. Nobody was expecting that to continue. Also, being a bank holding company – which Goldman is – means there’s an enormous amount of regulatory scrutiny; there are stress tests and different kinds of examinations. We find that somewhat comforting even though it may be a very time-consuming thing for management because we feel a lot of looking under the hood helps to offset some of the outlier risk issues that exist in running any kind of a leveraged financial institution. Those are the ideas.

MOI: Let’s follow up on those. Housing is a very interesting sector that I think investors have found rewarding over time. I’m curious how you decide to own Lennar versus another homebuilder. What is the process for choosing among the available companies there?

Pitkowsky: We’ve kept an eye on all of them. It’s fair to say the company that has been the most aggressive and more focused on returns on equity and returns on capital and having less land has been NVR. I think it ended up with a premium multiple because of it. We looked at the rest of the landscape and did some digging.

Of all the wonderful historic investment books, Phil Fisher’s writings were always amongst my favorite. It’s still fun after all these years to go out there, talk to people in different industries, and do a little scuttlebutt, as Mr. Fisher called it. We felt the management at Lennar was exceptional. We thought where they were focused geographically made sense, and the price was also super attractive. The company had taken on additional debt from the acquisition of Calatlantic, the pro forma company became one of the largest homebuilders in the country.

What’s the opportunity set in front of you? We looked at it and asked “Do we have a bit of an edge in understanding the people in the company? Do we like how they’re situated? What are they saying about improving the underlying returns?” We thought it was the setup we were most comfortable with, and we’re very happy with that decision.

There are some other well-run companies in the sector, but we’ve been very happy. We’ve also had the chance to buy the Lennar B shares, which consistently traded at mid-teens to 20% discount to the A shares. They have the same economics and more votes. It was just an opportunity that was available to us because we’re not moving around $50 billion of capital at the moment.

MOI: With regard to Exor, how do you see the mix of the portfolio evolving over time? Is there capital available now that needs to be deployed following the PartnerRe sale?

GoodHaven Fund

Pitkowsky: Sure, an enormous amount – almost $9 billion of capital. Again, the proceeds from PartnerRe are around the same as the Ferrari stake. Those are the two biggest investments. Then you have Stellantis and CNH.

Exor has got an enormous amount of capital to deploy and an enormous discount from underlying NAV. It has been doing things. It acquired 10% of Institut Mérieux and 45% of Lifenet Healthcare. It made an investment in Christian Louboutin. It also has a venture arm which is investing in growth companies at a smaller scale. There’s enormous optionality.

I think it’s important to realize that Mr. Elkann is not like some people running holding company structures, tracking stocks, or being super obsessed with the NAV discount every moment of every day. He has been opportunistic and repurchased shares when the discount is wider. He’s aware of it. He obviously gets it. He’s John Elkann, but he’s not waking up every day saying, “My God, if I don’t get that discount lower, I’m going to be distraught .”

You have to be comfortable with his being opportunistic and well aware of it, but he’s also much more focused on continuing to find great businesses run by great people with great brands that Exor can grow over time. We’re comfortable with that strategy. He’s articulated it very clearly for anybody who wants to read, but the optionality is there, and a discount is there.

By the way, Stellantis – the old Fiat Chrysler which merged with Peugeot, call it the third- biggest underlying piece – is potentially in and of itself unbelievably cheap. Reasonable people might debate whether Ferrari is undervalued or not, but I would not bet against Ferrari at all. Stellantis in and of itself is very cheap, so you have a discount upon a discount.

MOI: Finally, on Goldman Sachs, my question would be around the culture. To what extent do you feel there’s still a partnership culture in place at Goldman?

Pitkowsky: If I might digress for a moment, our looking for and finding some more financials to do has been interesting. In the spring of 2021, we said to people we had some exposure to so-called financial companies in a couple of different ways. We had a bunch of property casualty insurance companies, including Alleghany, which now is about to be taken over by Berkshire. We commend, by the way, the job Jeff Kirby did as chairman of the board in helping to create value over time for owners.

We said, “If interest rates should ever go up and spreads in certain trading areas should ever improve –because both of those things had been somewhat lackluster when we wrote this in the spring-summer of 2021 – there’s a bunch of financial companies for which it would be better, and it’s definitely better for certain aspects of property and casualty insurance where you have a big interest income line as a large part of the income statement.” Goldman then had the trading banking bonanza that happened in the last couple of years.

From what we can tell – and we try and poke around as much as we can – it seems to still be a collaborative and focused culture that continues to evolve given

GoodHaven Fund

the size of the organization. We think management has articulated a path forward to try to have an earnings stream that’s a little less volatile, and I think that is part of the reason for slightly more of a focus on the asset management and the wealth management part of the business, maybe the consumer bank to some extent. We will see how it evolves.

We have observed closely how good a job Rich Handler has done at continuing the culture at Jefferies and it’s important. So far, Mr. Solomon appears to have been doing a very solid job and has put forward some goals, but I think when you pay an attractive price, we’re looking for things where it’s “Heads, I win a lot; tails, it works out okay.” Given the price we paid for Goldman, should it remain able to grow the business over time and improve those returns on equity and tangible equity, we’re going to do great. If it can’t quite get there given the price we paid, we’ll do okay.

MOI: You talked about portfolio concentration, which I think resonates with a lot of our members because there’s such a strong case to be made for allocating more to your best ideas. Could you talk a little more about how you view risk within the portfolio and whether you have any guidelines or rules of thumb around exposure to various sectors or anything you would highlight on that portfolio and risk management front?

Pitkowsky: Artie and I talk about this all the time; we’re really operating in a parimutuel system. Those of us who are value investors wake up every day looking for a three-to-two horse that’s going off at 15-to-one odds. Then, when you occasionally find that horse, that is, something you truly feel is mispriced or misunderstood, you want to make it count sizing-wise.

Having said that, I’m especially careful about having things bigger in size be things that I’m totally comfortable can withstand unusual economic environments. Right after GoodHaven 2.0 began in 2020, the economy was partially closing, the markets were cascading, and liquidity was drying up everywhere. I looked around and said, “There are things to do. We have some cash, but this could go on for a long time. This is unprecedented. This is not normal.” In the new investments we made – and we made a lot of them – I was trying to make sure they could live through a treacherous environment for a while. That’s how we think about big holdings.

As for concentration, we have a public fund and separate accounts that live by different guidelines and rules, but in the public fund, we can have two 25% positions at cost. Then, we have a certain other regulations as far as what we would call the top bucket half of the portfolio.. If you look at the separate accounts, they don’t necessarily abide by those same constraints. If you look at the portfolio today, in the public fund, we have two positions, one mid-teens and one is low-teens, and then we have a few others hovering around the 5% or 6% range.

To be comfortable with concentration, first I have to answer the question whether I think something does have the balance sheet and the financial structure to withstand unusual things because unusual things don’t announce when they’re

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coming. Secondly, you must be comfortable with portfolio volatility. Lots of people say they’re comfortable with portfolio volatility, but when they do have portfolio volatility – which is inevitable – if you have your top ten holdings in more than 60% of the portfolio, you’re going to have idiosyncratic portfolio volatility even if everything fundamentally is going wonderfully. For a lot of people, it doesn’t jive with their temperament.

Temperaments are a hugely important thing. We’re all wired how we’re wired. I happen to be very comfortable with these levels of concentration. I try and articulate to clients and shareholders where we’re going with concentration and what we’re comfortable with because I would never want anybody who was not comfortable with it, but it makes perfect sense to me that great ideas are rare and to achieve a different result from the market, you have to do something different. I think that’s one of the things that sets us apart.

MOI: Thank you, Larry. Before you go, is there anything else you’d like to add to this conversation?

Pitkowsky: One thing we didn’t cover when we talked about what value investing is and isn’t is that the distinction between growth and value investing often gets mislabeled. Obviously, whether a business or an asset grows is a component of a company’s underlying value.

When you think to yourself, “I believe I’m buying something with a margin of safety, and I’m giving some consideration to how I think it’s going to grow,” what you really have to do is ask yourself, “How likely do I think that is, and why do I feel comfortable with thinking this business is going to grow and not be disintermediated or interrupted in some material way?” In my view, to separate, to say that value investing can’t involve a growing high- quality business is a huge mistake.

Larry Pitkowsky co-founded GoodHaven Capital Management in late 2010 with Keith Trauner, created and began managing the affiliated GoodHaven Fund in April 2011. Larry currently serves as the sole managing partner and portfolio manager.

Prior to forming GoodHaven, he was a consultant to Fairholme Capital Management for approximately two years, and from 1999 through 2008, he held a variety of roles at Fairholme and its affiliates, including analyst and portfolio manager. In addition, for most of the period from 2002 through 2007, he was a portfolio manager of FCM’s affiliated Fairholme Fund.

Larry was also vice-president of Fairholme Funds, Inc., the parent company of the Fairholme Fund, from March 2008 through January 2009. Larry has more than thirty years of experience in securities research and portfolio management across a wide range of companies and industries. Larry has been quoted in a variety of business media, including Forbes, Fortune, The New York Times, and Reuters.

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

The Net Asset Value (“NAV”) of the GoodHaven Fund was $33.79 at November 30, 2022, based on 3,166,820.346 shares outstanding. This compares to the Fund’s NAV of $33.50 at May 31, 2022 and NAV of $34.89 at November 30, 2021 and an NAV of $20.00 at inception on April 8, 2011. Although the Fund did not pay a capital gains distribution in 2022, it did pay an income distribution of $0.1226 per share which reduced per share NAV on the ex-dividend date (December 09, 2022). Shareholders should be aware that the Fund has paid capital gains and income distributions in prior years that reduced NAV by the amount of a distribution on the ex-dividend date. Please note that except where otherwise indicated, discussions in this MD&A relate to the period ended November 30, 2022.

In late November 2019, the Fund’s shareholders approved a new investment advisory agreement for the Fund in conjunction with a reorganization of the advisor which was subsequently completed. Details of this reorganization have been previously disclosed in a proxy filing dated October 25, 2019. As a result of the reorganization Larry Pitkowsky became the Fund’s sole portfolio manager, Chairman of the Board of Trustees, and the controlling owner of the advisor. Keith Trauner is now a minority partner of the advisor and no longer a portfolio manager of the Fund.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, maybe worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (855) OK-GOODX or (855) 654-6639.

During the recent annual period, the Fund declined though it materially outperformed the S&P 500. While value strategies in general have experienced better relative performance lately, the Fund has benefited in recent periods from an improved investment and security selection process, and strong business results from its investments.

While the Fund’s record since inception is still colored by a material divergence between mid-2014 and the end of 2015, we continue to believe that the investment manager’s strategy is sound and risk averse and note that the recent reorganization appears to have improved the investment process, decision making, and recent performance. Since shortly after our reorganization at the end of 2019 the Fund has outperformed the S&P 500 and the Wilshire 5000. The portfolio manager continues to be among the largest individual owners of Fund shares and continues to have significant personal assets at risk, aligning with the interests of shareholders.

The portfolio manager believes that short-term performance figures are less meaningful than comparison of longer periods and that a long-term investment strategy should be properly judged over a period of years rather than weeks or months. Moreover, as we have noted, value investing has been out of favor for an extended period of years. Please note that the S&P 500 Index is an unmanaged index

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PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Continued)

incurring no fees, expenses, or taxes and is shown solely for the purpose of comparing the Fund’s portfolio to an unmanaged and diversified index of large companies. There are other indexes whose performance may diverge materially from that of the S&P 500. Below is a table of the Fund’s top ten holdings and categories as of November 30, 2022:

Top 10 Holdings [1]	%	Top 10 Categories [2]	%
Berkshire Hathaway Inc. – Class B	14.9	Diversified Holding Companies	14.9
Alphabet Inc. – Class C	10.1	Interactive Media & Services	11.6
Jefferies Financial Group	8.6	Capital Markets	10.9
Builders FirstSource	5.9	Cash & Equivalents	7.5
STORE Capital Corp.	5.5	General Building Materials	5.9
Devon Energy	5.4	Real Estate	5.5
Exor	5.0	Oil & Gas E&P	5.4
Progressive Corp.	4.3	Investment Management	5.3
Lennar Corp. – Class B	4.1	Industrial Conglomerate	5.0
KKR & Co. Inc.	3.6	Banks-Diversified	4.5
Total	67.4	Total	76.5

[1]	Top ten holdings excludes cash, money market funds and Government and Agency Obligations.
[2]	Where applicable, includes money market funds and short-term Government and Agency Obligations.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The Fund experienced moderate inflows in the 2022 period. Since the inception of the Fund, there have been periods where there were large new shareholder subscriptions and periods with significant net withdrawals. We believe this was primarily caused by shareholders who were attracted by the potential performance of a concentrated value fund but found it difficult to handle the volatility in results as well as certain structural industry issues impacting many active funds.

Material swings in shareholder subscriptions and redemptions have made management of the portfolio more difficult. During the most recent fiscal year, the portfolio manager was able to undertake actions to avoid creating taxable capital gains during 2022 without materially affecting portfolio values. Although the Fund has a net gain on its overall portfolio, it retains a modest loss-carry forward that is available to offset a portion of the current unrealized profit in the Fund. The Fund’s investments are stated as of November 30, 2022, and the amounts and rankings of the Fund’s holdings today may vary significantly from the data disclosed above and the managers may have taken actions that would result in material changes to the portfolio.

The Fund’s investments having the most positive impact on portfolio performance for the twelve month period ending November 30, 2022 were: Berkshire Hathaway rose amidst solid operating results and a recent more aggressive deployment of cash

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PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Continued)

reserves including the now completed acquisition of Alleghany. Devon Energy, which rose as earnings and cash flow benefitted from higher oil prices and strong operating results and a continued focus on returning capital to shareholders. The Fund’s investments having the most negative impact on the portfolio for the period ended November 30, 2022 were: Alphabet, which fell as earnings declined and top line growth slowed and as investors have recently rotated away from large technology holdings in favor of other sectors. KKR declined as higher interest rates and volatility capital markets impacted both the value of their holdings and the pace of AUM growth.

The Fund’s turnover rate of 17%, a measure of how frequently assets within a fund are bought and sold by the manager, remains at reasonably low levels and is consistent with the strategies, generally long-term in nature, of GoodHaven Capital Management LLC, the Fund’s investment advisor. Turnover rates remain low and have been modestly influenced by the need to meet shareholder redemptions rather than a change in the portfolio strategy of the Fund. Importantly, there may be times when turnover rates rise, however, we do not anticipate rapid turnover of the portfolio under normal circumstances.

The portfolio manager believes that a liquidity position is an important part of portfolio management. Since inception, the Fund has continued to have liquidity available both in cash holdings as well as short-term fixed income investments to potentially make opportunistic purchases and meet redemptions. In addition, in order to ensure that we have sufficient resources to behave opportunistically, the Fund has sold or reduced certain investments and has held some modest hedges from time to time. Over time, and as previously communicated, we expect the Fund’s level of cash to vary significantly and has lately sometimes been materially lower than in recent years. In addition, and as previously communicated, the portfolio is now more concentrated in its holdings than in the past—consistent with its prospectus—which could increase volatility materially. The manager of the Fund does not believe that a decline in a security price necessarily means that the security is a less attractive investment. The opposite may be the case in that price declines may represent significant investment opportunities. Finally, the Fund periodically invests in special-situations which may entail a greater level of risk and potential for loss. The portfolio manager’s letter to shareholders contains additional discussion about performance.

Generally, we do not expect significant realized capital gain or loss from any particular short-term, non-U.S. investments when viewed over an extended period. Certain large multi-national businesses in the portfolio may be exposed to non-U.S. rules and regulations as well as volatility in currency values.

The COVID-19 global pandemic, and a potential resurgence of it or of continued new variants of the virus, is still a material economic, market and portfolio risk and after a period of improving domestic health statistics, certain international health statistics are again now worsening providing a material amount of economic and market uncertainty and risk.

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PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Continued)

In addition, the recent elevated level of inflation has lead the Federal Reserve to tighten monetary policies materially which could lead to continued declines in financial markets and may lead to a recession domestically.

The Fund is subject to certain risks as disclosed in the Prospectus and Statement of Additional Information, both of which may be obtained from the Fund’s website at www.goodhavenfunds.com or by calling 1-855-654-6639. Some of these risks include, but are not limited to, adverse market conditions that negatively affect the price of securities owned by the Fund, a high level of cash, which may result in underperformance during periods of robust price appreciation, adverse movements in foreign currency relationships as a number of the Fund’s holdings have earnings resulting from operations outside the United States, and the fact that the Fund is non-diversified, meaning that its holdings are more concentrated than a diversified Fund and that adverse price movements in a particular security may affect the Fund’s Net Asset Value more negatively than would occur in a more diversified fund.

As of November 30, 2022, the members, officers, and employees of GoodHaven Capital Management, LLC, the investment advisor to the GoodHaven Fund, owned approximately 124,075 shares of the Fund. It is management’s intention to disclose such holdings (in the aggregate) in this section of the Fund’s Annual and Semi-Annual reports on an ongoing basis.

GoodHaven Fund

ASSET/SECTOR ALLOCATION at November 30, 2022 (Unaudited)

Asset/Sector	% of Net Assets

Diversified Holding Companies	14.9%
U.S. Government Securities	11.8%
Interactive Media & Services	11.6%
Capital Markets	10.9%
General Building Materials	5.9%
Real Estate	5.5%
Oil & Gas Exploration & Production	5.4%
Investment Management	5.3%
Industrial Conglomerate	5.0%
Banks-Diversified	4.5%
Property/Casualty Insurance	4.3%
Specialty Retail	4.2%
Home Builder	4.1%
Oil & Gas Equipment & Services	2.8%
Oil & Gas Infrastructure	2.2%
Electronic Gaming & Multimedia	1.2%
Machinery, Equipment, and Supplies Merchant Wholesalers	1.1%
Metals & Mining	1.0%
Internet & Direct Marketing Retail	1.0%
Mortgage Banking	0.9%
Government Agency	0.7%
Miscellaneous Securities	0.0%[1]
Cash and Equivalents	-4.3%[2,3]
Total	100.0%

Equities are classified by sector.  Debt is classified by asset type.

[1]	Does not round to 0.1% or (0.1)%, as applicable.
[2]	Represents liabilities in excess of cash and other assets.
[3]	The negative Cash and Equivalents percentage is a result of a Treasury Bill purchased on 11/30/22 pending settlement on 12/1/22. On 12/1/22, Cash and Equivalents was approximately 1.7%.

GoodHaven Fund

HISTORICAL PERFORMANCE (Unaudited)

Value of $10,000 vs. S&P 500 Index

Average Annual Total Returns
Periods Ended November 30, 2022

					Annualized	Value of
	One	Three	Five	Ten	Since Inception	$10,000
	Year	Year	Year	Year	(4/8/2011)	(11/30/2022)
GoodHaven Fund	-3.02%	12.04%	8.14%	4.86%	5.81%	$19,314
S&P 500 Index	-9.21%	10.91%	10.98%	13.34%	12.31%	$38,659

This chart illustrates the performance of a hypothetical $10,000 investment made on April 8, 2011 (the Fund’s inception) and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for the Fund and dividends for an index, but does not reflect redemption fees of 2.00% on shares held less than 60 days.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at November 30, 2022

Shares	COMMON STOCKS – 91.8%	Value

	Banks-Diversified – 4.5%
99,000	Bank of America Corp.	$3,747,150
8,000	JPMorgan Chase & Co.	1,105,440
		4,852,590

	Capital Markets – 10.9%
242,512	Jefferies Financial Group Inc.	9,213,031
6,300	The Goldman Sachs Group Inc.	2,432,745
		11,645,776

	Diversified Holding Companies – 14.9%
50,200	Berkshire Hathaway Inc. – Class B [1]	15,993,720

	Electronic Gaming & Multimedia – 1.2%
18,000	Activision Blizzard, Inc.	1,331,100

	General Building Materials – 5.9%
99,400	Builders FirstSource, Inc. [1]	6,354,642

	Home Builder – 4.1%
59,684	Lennar Corporation – Class B	4,333,655

	Industrial Conglomerate – 5.0%
68,226	Exor NV	5,330,400

	Interactive Media & Services – 11.6%
106,200	Alphabet Inc. – Class C [1]	10,773,990
13,800	Meta Platforms, Inc. – Class A [1]	1,629,780
		12,403,770

	Internet & Direct Marketing Retail – 1.0%
12,000	Alibaba Group Holding Ltd. [1]	1,050,720

	Investment Management – 5.3%
36,555	Brookfield Asset Management, Inc. – Class A	1,723,569
252	Brookfield Asset Management
	Reinsurance Partners Ltd. [1]	11,937
75,000	KKR & Co, Inc.	3,894,000
		5,629,506

	Machinery, Equipment, and Supplies
	Merchant Wholesalers – 1.1%
47,805	Global Industrial Co.	1,176,481

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at November 30, 2022 (Continued)

Shares	COMMON STOCKS – 91.8% (Continued)	Value

	Metals & Mining – 1.0%
68,650	Barrick Gold Corp.	$1,120,368

	Mortgage Banking – 0.9%
85,011	Guild Holdings Co. – Class A	991,228

	Oil & Gas Equipment & Services – 2.8%
158,300	TerraVest Industries, Inc.	2,984,417

	Oil & Gas Exploration & Production – 5.4%
84,161	Devon Energy Corp.	5,766,712

	Oil & Gas Infrastructure – 2.2%
75,667	Hess Midstream LP – Class A	2,363,080

	Property/Casualty Insurance – 4.3%
35,000	The Progressive Corp.	4,625,250

	Real Estate – 5.5%
183,000	STORE Capital Corp. – REIT	5,837,700

	Specialty Retail – 4.2%
42,000	Academy Sports & Outdoors, Inc.	2,120,160
8,100	RH [1]	2,323,323
		4,443,483
	TOTAL COMMON STOCKS
	(Cost $53,869,044)	98,234,598

	PREFERRED STOCKS – 0.7%
	Government Agency – 0.7%
31,037	Federal National Mortgage Association,
	5.500% [1,2]	116,699
7,750	Federal National Mortgage Association,
	Series E, 5.100% [1,2]	29,101
69,980	Federal National Mortgage Association,
	Series R, 7.625% [1,2]	135,061
216,881	Federal National Mortgage Association,
	Series T, 8.250% [1,2]	438,100
		718,961
	TOTAL PREFERRED STOCKS
	(Cost $929,908)	718,961

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at November 30, 2022 (Continued)

Shares	SHORT-TERM INVESTMENTS – 1.1%	Value

	Money Market Funds – 1.1%
1,199,961	U.S. Bank Money Market
	Deposit Account, 3.50%	$1,199,961
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $1,199,961)	1,199,961

Principal
Amount	U.S. GOVERNMENT SECURITIES – 11.8%

	United States Treasury Bill – 11.8%
$6,350,000	2.191% due 12/1/2022 [3]	6,350,000
6,350,000	0.000% due 4/13/2023 [3]	6,249,594
		12,599,594
	TOTAL U.S. GOVERNMENT SECURITIES
	(Cost $12,599,358)	12,599,594

MISCELLANEOUS	Notional
SECURITIES – 0.0% [4,5,6]	Value
TOTAL MISCELLANEOUS
SECURITIES
(Cost $56,858)	$367,200	26,213
Total Investments
(Cost $68,655,129) – 105.4%		112,779,327
Liabilities in Excess of Other Assets – (5.4)%		(5,762,725)
TOTAL NET ASSETS – 100.0%		$107,016,602

REIT – Real Estate Investment Trust
[1]	Non-income producing security.
[2]	Perpetual maturity.
[3]	Rate represents the annualized effective yield to maturity from the purchase price.
[4]	Represents unrestricted previously undisclosed exchange-traded purchased options which the Fund has held for less than one year.
[5]	Notional value related to derivatives only.
[6]	Does not round to 0.1% or (0.1)%, as applicable.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF ASSETS AND LIABILITIES at November 30, 2022

ASSETS
Investments in securities, at value
(Cost $68,655,129) (Note 2)	$112,779,327
Cash	—
Receivables:
Investment Securities Sold	550,386
Dividends and interest	31,449
Total assets	113,361,162

LIABILITIES
Payables:
Investment securities purchased	6,249,358
Fund shares redeemed	2,111
Management fees	76,165
Support services fees	16,926
Total liabilities	6,344,560

NET ASSETS	$107,016,602

COMPONENTS OF NET ASSETS
Paid-in capital	$64,002,628
Total distributable (accumulated) earnings (losses)	43,013,974
Net assets	$107,016,602
Net Asset Value (unlimited shares authorized):
Net assets	$107,016,602
Shares of beneficial interest issued and outstanding	3,166,820
Net assets value, offering and redemption price per share	$33.79

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF OPERATIONS For the year Ended November 30, 2022

INVESTMENT INCOME
Dividend income	$1,417,295
(net of $21,156 in foreign withholding taxes)
Interest	115,994
Total investment income	1,533,289

EXPENSES
Management fees	937,001
Support services fees	208,222
Total expenses	1,145,223
Net investment income (loss)	388,066

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS & FOREIGN CURRENCY
Net realized gain (loss) on transactions
from investments & foreign currency	2,785,389
Net change in unrealized appreciation/depreciation
on investments & foreign currency	(6,304,764)
Net realized and unrealized gain (loss)	(3,519,375)
Net increase (decrease) in net assets
resulting from operations	$(3,131,309)

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2022	November 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$388,066	$148,221
Net realized gain (loss) on
investments & foreign currency	2,785,389	1,549,804
Change in unrealized appreciation/
depreciation on investments &
foreign currency of investments
and foreign currency	(6,304,764)	26,091,242
Net increase (decrease) in net assets
resulting from operations	(3,131,309)	27,789,267

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(148,223)	(382,219)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares [1]	3,311,282	(4,421,683)
Total increase (decrease) in net assets	31,750	22,985,365

NET ASSETS
Beginning of year	106,984,852	83,999,487
End of year	$107,016,602	$106,984,852

[1]	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	November 30, 2022		November 30, 2021
	Shares	Value	Shares	Value
Shares sold	225,007	$7,404,547	56,671	$1,711,346
Shares issued in
reinvestment of
distributions	3,463	124,655	12,319	323,750
Shares redeemed [2]	(128,402)	(4,217,920)	(223,342)	(6,456,779)
Net increase
(decrease)	100,068	$3,311,282	(154,352)	$(4,421,683)

[2]	Net of redemption fees of $847 and $578, respectively.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended November 30,
	2022	2021	2020	2019	2018
Net asset value at
beginning of year	$34.89	$26.08	$24.48	$23.43	$23.58

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment
income (loss) [1]	0.12	0.05	0.10	0.42	0.11
Net realized and unrealized
gain (loss) on investments	(1.17)	8.88	1.82	0.90	(0.26)
Total from
investment operations	(1.05)	8.93	1.92	1.32	(0.15)

LESS DISTRIBUTIONS:
From net investment income	(0.05)	(0.12)	(0.32)	(0.27)	—
Total distributions	(0.05)	(0.12)	(0.32)	(0.27)	—
Paid-in capital from
redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]

Net asset value
at end of year	$33.79	$34.89	$26.08	$24.48	$23.43

Total return	(3.02)%	34.39%	7.93%	5.83%	(0.64)%

SUPPLEMENTAL DATA/RATIOS:
Net assets at end
of year (millions)	$107.0	$107.0	$84.0	$94.3	$109.5
Portfolio turnover rate	17%	13%	32%	8%	13%

Ratio of expenses to
average net assets	1.10%	1.10%	1.11%	1.11%	1.10%
Ratio of net investment
income (loss) to
average net assets	0.37%	0.15%	0.44%	1.81%	0.47%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2022

NOTE 1 – ORGANIZATION

The GoodHaven Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, open-end investment management company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Fund commenced operations on April 8, 2011.

The Fund’s investment objective is to seek long-term growth of capital.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies, including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values in accordance with policies approved by the Valuation Committee of the Trust.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2022 (Continued)

marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite price is not available, then the closing price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in accordance with policies approved by the Valuation Committee of the Trust. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees (the “Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
 Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2022 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2022. See the Schedule of Investments for the industry and security type breakouts.

	Level 1	Level 2	Level 3	Total
Common Stocks	$98,234,598	$—	$—	$98,234,598
Preferred Stocks	573,161	145,800	—	718,961
Short-Term
Investments	1,199,961	—	—	1,199,961
U.S. Government
Securities	—	12,599,594	—	12,599,594
Miscellaneous
Securities	—	26,213	—	26,213
Total Investments	$100,007,720	$12,771,607	$—	$112,779,327

The Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may invest, at the time of purchase, up to 10% of the Fund’s net assets in options, which are a type of derivative and employ specialized trading techniques such as options trading to increase the Fund’s exposure  to certain selected securities. The Fund may employ these techniques as hedging tools as well as speculatively to enhance returns. Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the Fund, particularly in periods of market declines. As a hedging tool, options may help cushion the impact of market declines, but may reduce the Fund’s participation in a market advance.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2022 (Continued)

Statement of Assets & Liabilities

Fair values of derivative instruments as of November 30, 2022:

	Asset Derivatives as		Liability Derivatives as
	of November 30, 2022		of November 30, 2022
	Balance Sheet	Fair	Balance Sheet	Fair
	Location	Value	Location	Value
Equity Contracts:
Put Options Purchased	None	$—	None	$—
Call Options Purchased	Investments in
	securities, at value	$26,213	None	$—

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2022:

Change in
Unrealized
	Location of	Realized	Appreciation/
	Gain (Loss)	Gain (Loss)	Depreciation
	on Derivatives	on Derivatives	on Derivatives
Derivative	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income
Equity Contracts:	Realized and Unrealized
Put Options	Gain (Loss) on Investments
Purchased	& Foreign Currency	$ 166,120	$(53,861)

Equity Contracts:	Realized and Unrealized
Call Options	Gain (Loss) on Investments
Purchased	& Foreign Currency	$(269,161)	$ 22,532

B.
Foreign Currency. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments  is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Fund includes foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency. The Fund does not isolate that portion of realized gain (loss) or unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized gain (loss) on investments and foreign currency and with net unrealized gain (loss) on investments and foreign currency.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2022 (Continued)

C.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years.

Net investment losses incurred after December 31, and within the taxable year may be deferred and are deemed to arise on the first business day of the Fund’s next taxable year. As of November 30, 2022, the Fund had short-term capital loss carryovers of $1,468,182 with unlimited expiration. As of November 30, 2022, the capital loss carryover utilized in the current year was $2,815,019.

As of November 30, 2022, the Fund did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies their major tax jurisdictions as U.S. Federal and the State of Delaware. As of November 30, 2022, the Fund was not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2022 the following adjustments were made:

Distributable (accumulated)
earnings (losses)	Paid-in Capital
$—	$—

E.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2022 (Continued)

Dividend income is recorded on the ex-dividend date. Dividends from REITs and MLPs generally are comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

F.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

G.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

H.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 2.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

I.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

J.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2022 (Continued)

K.
Options Contracts. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less that the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The following table indicates the average volume when in use for the year ended November 30, 2022:

Average notional value of:
Options purchased	$2,846,766

L.
Recently Issued Accounting Pronouncements. In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2022 (Continued)

M.
Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statement were issued. The Fund declared a distribution from net investment income on securities payable on December 9, 2022. The distribution amount for the Fund was as follows:

Net Investment Income
$387,947 ($0.12262 per share)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Fund with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Agreement, the Advisor provides all investment advice, office space and certain administrative services, and most of the personnel needed by the Fund. Under the Advisory Agreement, the Advisor is entitled to receive a monthly management fee calculated daily and payable monthly equal to 0.90% of the Fund’s average daily net assets. The amount of Management fees incurred by the Fund for the year ended November 30, 2022, is disclosed in the Statement of Operations.

The Fund has also entered into a Support Services Agreement (the “Support Agreement”) with the Advisor. Under this agreement, the Advisor is responsible for paying all of the Fund’s other normal day-to-day operational expenses, such as administrative, custody, transfer agency, fund accounting, legal and audit. The support services fee does not cover the following other expenses: (a) any charges associated with the execution of portfolio transactions, such as brokerage commissions, transaction charges or other transaction-related expenses (such as stamp taxes), (b) taxes, acquired fund fees and expenses, if any, imposed on the Fund, (c) interest, if any, on any Fund borrowings, or (d) extraordinary Fund legal expenses incurred outside of the normal operation of the Fund, such as legal fees, arbitration fees, or related expenses in connection with any actual or threatened arbitration, mediation, or litigation. Under the Support Agreement, the Advisor is entitled to receive a monthly fee calculated daily and payable monthly equal to 0.20% of the Fund’s average daily net assets. The amount of support services fees incurred by the Fund for the year ended November 30, 2022, is disclosed in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), acts as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. serves as custodian to the Fund. U.S. Bank N.A. is an affiliate of Fund Services.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2022 (Continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments) for the year ended November 30, 2022, were as follows:

Purchases	Sales or Maturity
at Cost	Proceeds
$23,153,954	$15,570,915

There were no purchases or sales/maturities of long-term U.S. Government securities for the year ended November 30, 2022.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended November 30, 2022 and the year ended November 30, 2021, was as follows:

	November 30, 2022	November 30, 2021
Ordinary income	$148,223	$382,219

As of November 30, 2022, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$68,564,094
Gross tax unrealized appreciation	46,803,212
Gross tax unrealized depreciation	(2,587,979)
Net unrealized appreciation (depreciation)	44,215,233
Undistributed ordinary income	387,951
Undistributed long-term capital gain	—
Total distributable earnings	387,951
Other accumulated gain/(loss)	(1,589,210)
Total accumulated gain/(loss)	$43,013,974

NOTE 6 – (COVID-19) PANDEMIC

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are more widely available, the ultimate economic fallout from the pandemic, amid the spread of COVID-19 variants, and the long-term impact on economies, markets, industries and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of any future outbreaks and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

GoodHaven Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of GoodHaven Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of GoodHaven Fund (the “Fund”), a series of GoodHaven Funds Trust, including the schedule of investments, as of November 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the Fund’s auditor since 2011.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 25, 2023

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended November 30, 2022 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and support services fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2022 – November 30, 2022).

Actual Expenses

The “Actual” line of the following table provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 60 days. Individual Retirement Accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests, in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example. The example includes management fees and support services. However, the example does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the following table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended November 30, 2022 (Unaudited) (Continued)

ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only  and will not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	June 1, 2022 –
	June 1, 2022	November 30, 2022	November 30, 2022 [1]
Actual	$1,000.00	$1,008.70	$5.54
Hypothetical
(5% annual return
before expenses)	$1,000.00	$1,019.55	$5.57

[1]
The calculations are based on expenses incurred during the most recent six-month period. The annualized six month expense ratio for the Fund during that period was 1.10%. The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 (to reflect the half-year period).

GoodHaven Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on October 26, 2022 the Board of Trustees of the Trust (the “Board”) (which is comprised of five persons, three of whom are Interested Trustees, as defined under the Investment Company Act of 1940) considered and approved an Investment Advisory Agreement (the “Advisory Agreement”) for the GoodHaven Fund (the “Fund”) between the GoodHaven Funds Trust (the “Trust”) and GoodHaven Capital Management, LLC (the “Advisor”).  At the meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services to be provided by the Adviser to the Fund under the Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

Nature, Extent and Quality of Service. The Board, including the Independent Trustees, noted that the Advisor will continue to provide all investment research and analysis, portfolio management and execution decisions for the Fund. The Board reviewed the background information of the key investment personnel who will be responsible for servicing the Fund. The Board recognized that the managing member of the portfolio has over 25 years of experience in executive management positions with various advisory firms as well as a decades-long successful career as an analyst and portfolio manager. Securities research involves a variety of activities, including, but not limited to, review of financial statements, analyst reports, interviews with executives, customers, and suppliers, review of analyst reports, retention of third-party research personnel where the Adviser believes additional value can be added, and other activities and their services are conducted in a professional and high-quality manner, consistent with industry practices. The Board discussed the Advisor’s risk management policies and procedures to manage and control the risks associated with providing investment advisory services to the Fund. The Board noted that the Advisor maintains controls in place to minimize risks associated with trading, allocations, trade reviews, conflicts of interest and other risks. The Advisor also has specific statutory guidelines with respect to portfolio concentration as well as internal guidelines designed to limit risks attributable to a single security. The Board concluded that the Advisor continues to provide a high quality of service to the Fund for the benefit of the Fund and its shareholders.

Performance of the Fund. The Board reviewed short-term and long-term performance of the Fund on both and absolute basis, and comparison to its peer funds utilizing Morningstar classifications, and appropriate securities market benchmarks. Mr. Pitkowsky noted as previously described to the Board that from inception in April 2011 through May 31, 2014 the Fund either matched or exceeded most broad equity indexes despite large cash inflows and a substantial cash balance during a period of mostly rising markets. The Board recognized that overall returns

GoodHaven Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

to date were colored by a period from mid-2014 through the end of 2015 where the Fund materially underperformed large-cap equity indexes due to a record percentage decline in certain equities with commodity exposure in which the Fund held investments.  During the initial period, the Fund matched or exceeded most equity indexes despite very large cash inflows during a period of rising markets, far exceeding returns on most hedge funds and low-risk alternatives, and generated an absolute return of 13.43% annualized during a period of zero interest rates.  The second period suffered weak absolute and relative performance.  In the second period, we suffered weak absolute and relative performance (-23.55% vs the S&P 500 Index +11.56%), which the Advisor believes may be attributable to a few specific securities and non-recurring factors, notably, the worst-ever two-year decline in oil prices, a rapid strengthening of the U.S. dollar, and an increase in regulatory activity in the mortgage servicing business. Following that period, the Fund showed positive returns (+22.58% vs the S&P 500 Index +54.57%) through June 20, 2019 that lagged below some equity indexes (largely due to a sizeable cash holding) but which exceeded short-term low-risk fixed income and most hedge funds. Moreover, this period encompassed large overall outflows from the Fund, making portfolio management much more difficult, which is believed to have also affected performance as can be seen by comparison to similarly managed accounts. Industry conditions have been unusually hostile to active managers in recent years, including a tremendous industrywide shift in assets from active to passive funds. YTD through July 31, 2022 the GoodHaven Fund is down -7.0% vs. the S&P 500 Index which is down -12.6%.

The Trustees also considered that performance has lately materially improved. As reported in the most recent semi-annual report for the 2022 semi-annual fiscal period, the Fund materially outperformed the S&P 500—declining 3.86% vs. a decline of 8.85% for the S&P 500. Since immediately after the reorganization, from 12/31/19 through the current fiscal semi-annual period, the Fund slightly outperformed the S&P 500 and the Wilshire 5000 and strongly outperformed several other indexes. Over the last two semi-annual fiscal years (5/31/20 – 5/31/22) the Fund has handily outperformed all of the benchmarks.

The Board remains confident in the Fund and its strategies and expects positive long-term performance. After further discussion, the Board concluded that current performance of the Fund, taken as a whole and given external conditions, was reasonable and that they expected future performance to benefit the Fund and its shareholders.

Investment Advisory Fee and Expenses. The Board discussed the current advisory fee paid by the Fund. The Board agreed that the advisory fee structure was fair and competitive in comparison to many funds within its peer group. Additionally, the Independent Trustees recognized that the fee levels are

GoodHaven Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

appropriate, given the Fund’s size, history, performance and operations. After further discussion, the Board concluded that the proposed advisory fee was reasonable with respect to the Fund.

Economies of Scale. The Board considered the economies of scale and noted that the Fund has yet to achieve a sufficient amount of assets to warrant a discussion on economies of scale. Further, the Board noted that the Fund had set fees at inception anticipating scale benefits that have not yet occurred, causing the Advisor to bear early losses which it did not seek to recover from the Fund and benefitting shareholders despite the lack of scale. The Advisor agreed with the Board that they should consider breakpoints when asset levels for the Fund reach appropriate levels. After discussion, the Trustees agreed that based on the current size of the Fund, it does not appear that economies of scale have not been reached at this time; however, the matter would be revisited in the future should the size of the Fund increase materially. The Advisor noted that it is unaware of any shareholder or prospective shareholder ever taking issue with the Fund’s fees.

Profitability. The Board reviewed the Advisor’s financial statements and allocation of expenses. The Board noted that the Advisor receives an advisory fee of 0.90% and a support servicing fee of 0.20% for a total fee of 1.10% from the Fund, which is a comparable fee to the Fund’s peer group. After discussion, the Trustees concluded that the Advisor’s current profitability was not excessive and, therefore, intends that the Advisor’s profitability with respect to the Fund is reasonable.

Conclusion. Having requested and received information from the Advisor as the Board believed to be reasonably necessary to evaluate the terms of the investment advisory agreement, and after considering the Gartenberg factors with the assistance and advice of counsel, the Board concluded that the fee structure is fair and reasonable and that approval of the investment advisory agreement is in the best interests of the shareholders.

GoodHaven Fund

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted a liquidity risk management program (the “program”). The Board has designated the Advisor’s Chief Executive Officer to serve as the administrator of the program. The Program Administrator conducts the day-to-day operation of the program pursuant to the Advisor’s policies and procedures. Under the program, the Program Administrator manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The Program Administrator process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors. The Board reviewed a report prepared by the Advisor regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, the Program Administrator provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

GoodHaven Fund

TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series. The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

		Term of		Number of
		Office		Portfolios	Other
	Position	and		in New Fund	Directorships
	with	Length		Complex	Held During
Name, Address	the New	of Time	Principal Occupation	Overseen by	the Past
and Age	Trust	Served	During Past Five Years	Trustees	5 Years
Independent Trustees of the Trust

Richard A. Conn, Jr.	Trustee	Indefinite	Managing Partner,	1	None
c/o GoodHaven Capital		Term;	Innovate Partners LLC
Management LLC		Since	(private investment
374 Millburn Avenue,		January	company) (2009 to present)
Suite 306		2016
Millburn, NJ 07041
Born: 1957

Bruce A. Eatroff	Trustee	Indefinite	Founding Partner, Halyard	1	None
c/o GoodHaven Capital		Term;	Capital (private equity firm)
Management LLC		Since	(2006 to present)
374 Millburn Avenue,		January
Suite 306		2016
Millburn, NJ 07041
Born: 1963

Steven H. Tishman	Trustee	Indefinite	Managing Director and	1	Director,
c/o GoodHaven Capital		Term;	Global Head of Mergers		Acushnet
Management LLC		Since	and Acquisitions Group,		Holdings
374 Millburn Avenue,		January	Houlihan Lokey (global
Suite 306		2016	investment bank)
Millburn, NJ 07041
Born: 1957

Interested Trustees and Officers of the Trust

Larry Pitkowsky	Trustee,	Indefinite	Managing Partner and	1	None
c/o GoodHaven Capital	President	Term;	Portfolio Manager,
Management LLC	and	Since	GoodHaven Fund and
374 Millburn Avenue,	Chairman	January	GoodHaven Capital
Suite 306		2016	Management, LLC
Millburn, NJ 07041			(Advisor) (Since
Born: 1964			December 2, 2019);
Co-Portfolio Manager of
GoodHaven Fund and
Co-Managing Partner of
GoodHaven Capital
Management (2010 to
December 1, 2019)

GoodHaven Fund

TRUSTEES AND EXECUTIVE OFFICERS (Continued)

		Term of		Number of
		Office		Portfolios	Other
	Position	and		in New Fund	Directorships
	with	Length		Complex	Held During
Name, Address	the New	of Time	Principal Occupation	Overseen by	the Past
and Age	Trust	Served	During Past Five Years	Trustees	5 Years
Lynn Iacona	Secretary	Indefinite	Director of Operations,	N/A	None
c/o GoodHaven Capital	and	Term;	GoodHaven Capital
Management LLC	Treasurer	Since	Management LLC
374 Millburn Avenue,		December	(Advisor)
Suite 306		2019
Millburn, NJ 07041
Born: 1972

Bernadette Murphy	Chief	Indefinite	Director, Vigilant	N/A	None
Vigilant	Compli-	Term;	Compliance, LLC from
Compliance, LLC	ance	Since	July 2018 to present;
374 Millburn Avenue,	Officer	December	Director of Compliance
Suite 306		2019	and Operations, B. Riley
Milburn, NJ 07041			Dialectic Capital
Born: 1964			Management, LLC from
April 2017 to July 2018;
Chief Compliance
Officer, Dialectic Capital
Management, LP from
October 2015 to April
2017; Vice President
Administration/
Compliance Manager
from 2013 to 2015,
Dialectic Capital
Management, LLC

GoodHaven Fund

ADDITIONAL INFORMATION (Unaudited)

INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at (855) 654-6639 and on the Fund’s website at www.goodhavenfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (855) 654-6639 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings for the first and third quarters with the SEC on Form N-PORT. The Fund’s Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-PORT is available without charge, upon request, by calling (855) 654-6639. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

HOUSEHOLDING

In an effort to decrease costs, the Fund will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the transfer agent toll free at (855) 654-6639 to request individual copies of these documents. The Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

GoodHaven Fund

ADDITIONAL INFORMATION (Unaudited) (Continued)

INFORMATION ABOUT THE FUND’S TRUSTEES

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (855) 654-6639. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.goodhavenfunds.com.

FEDERAL TAX INFORMATION (Unaudited)

For the year ended November 30, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%. For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended November 30, 2022 was 100.00%.

GoodHaven Fund

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES GOODHAVEN CAPITAL MANAGEMENT, LLC & GOODHAVEN FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and Income
• Account Balances and Employment Information
• Assets and Investment Experience

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customer’s personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons GoodHaven chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does GoodHaven	Can you limit
personal information	share?	this sharing?
For our everyday business purposes—
such as to process your transactions, maintain
your account(s), respond to court orders and	Yes	No
legal investigations, or report to credit bureaus
For our marketing purposes—
to offer our products and services to you	Yes	No
For joint marketing with
other financial companies	No	We don’t share
For our affiliates’ everyday
business purposes—
information about your	Yes	Yes
transactions and experiences
For our affiliates’ everyday
business purposes—
information about your creditworthiness	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (305) 677-7650 or email info@goodhavenllc.com

GoodHaven Fund

PRIVACY NOTICE (Unaudited) (Continued)

Who we are
Who is providing	GoodHaven Capital Management, LLC
this notice?	GoodHaven Fund (collectively “GoodHaven”)
What we do
How does	To protect your personal information from unauthorized
GoodHaven	access and use, we use security measures that comply
protect	with federal law. These measures include computer safeguards
my personal	and secured files and buildings.
information?	Our service providers must represent to us that they will protect any personal information through similar safeguards and security.
How does	We collect your personal information, for example, when you
GoodHaven	• open an account or give us your income
collect my	• give us contact information or seek advice about your
personal	investments
information?	• tell us about your investments or retirement portfolio
Why can’t I	Federal law gives you the right to limit only
limit all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include: a series of a registered investment company called the GoodHaven Fund (a no-load mutual fund).
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• We do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• We do not jointly market with nonaffiliated financial companies.
Other important information

 (This Page Intentionally Left Blank.)

GoodHaven Fund

Advisor
GOODHAVEN CAPITAL MANAGEMENT, LLC
374 Millburn Avenue, Suite 306
Millburn, New Jersey 07041

Distributor
QUASAR DISTRIBUTORS, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant & Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-OK-GOODX
(1-855-654-6639)

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
BLANK ROME LLP
1271 Avenue of the Americas
New York, New York 10020

GoodHaven Fund
855-OK-GOODX (855-654-6639)
www.goodhavenfunds.com
Symbol – GOODX
CUSIP – 38217G103

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Steven Tishman is an “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

GoodHaven Fund
	FYE 11/30/2022	FYE 11/30/2021
Audit Fees	$19,000	$19,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

GoodHaven Fund
Non-Audit Related Fees	FYE 11/30/2022	FYE 11/30/2021
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial and Accounting Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   GoodHaven Funds Trust

By (Signature and Title)      /s/Larry Pitkowsky
Larry Pitkowsky, President and Principal Executive Officer

Date:  1/31/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Larry Pitkowsky
Larry Pitkowsky, President and Principal Executive Officer

Date:  1/31/23

By (Signature and Title)      /s/Lynn Iacona
Lynn Iacona, Treasurer and Principal Financial Officer

Date:  1/31/23

* Print the name and title of each signing officer under his or her signature.